UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2011

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

SECTION 2 – FINANCIAL INFORMATION

Item 2.02       Results of Operations and Financial Condition

The information contained within Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 24, 2011, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release which contained certain preliminary operating results for the quarter ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

On January 25, 2011, Ethan Allen will conduct a conference call during which certain unaudited, non-GAAP financial information related to the Company’s operations for the three and six months ended December 31, 2010 will be disclosed. This information is set forth in the attached Exhibit 99.1.

Exhibit 99.1 includes references to the Company's (i) consolidated operating profit, (ii) wholesale and retail operating profit, (iii) net income, (iv) earnings per share, and (v) earnings before interest, taxes, depreciation and amortization ("EBITDA"), all excluding the effects of restructuring and transition charges as a result of the Company’s decision to consolidate facilities, and certain non-operating income adjustments recorded during fiscal 2011, and fiscal 2010 as a result of the Company's decisions to consolidate facilities. A reconciliation of these financial measures to the most directly comparable financial measure reported in accordance with generally accepted accounting principles (“GAAP”) is also provided in Exhibit 99.1.

Management believes that excluding items which are deemed to be non-recurring in nature from financial measures such as operating profit, wholesale operating profit, net income, and earnings per share, allows investors to more easily compare and evaluate the Company's financial performance relative to prior periods and industry comparables.  These adjusted measures also aid investors in understanding the operating results of the Company absent such non-recurring or unusual events.

Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company's operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen's largest non-cash charges. As these non-cash charges do not affect the Company's ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP, including cash flow measures such as operating cash flow.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated January 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date:	January 24, 2011	By:	/s/ David R. Callen
David R. Callen
Vice President Finance & Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated January 24, 2011